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                                                                  EXHIBIT 10.17

                               SUPPORT AGREEMENT


         This SUPPORT AGREEMENT dated as of August 27, 1997 (this "Agreement"), is made jointly and severally by Richard E. Rainwater, John Goff and Gerald Haddock, each in their individual capacities (collectively, the "Support Parties" and individually, a "Support Party"), in favor of Crescent Operating, Inc., a Delaware corporation (the "Company") as a material inducement to NationsBank of Texas, N.A. ("Bank") to enter into that certain Credit Agreement (as it may be renewed, extended, amended or restated, the "Credit Agreement") dated the date hereof by and between Bank as Lender and Company as Borrower. (Capitalized terms used in this Agreement shall have the meanings assigned to them in the Credit Agreement, unless the context hereof otherwise requires or provides.)

         PRELIMINARY STATEMENT. In order to induce Bank to enter into the Credit Agreement, (i) Company has agreed to use its best efforts to complete a Successful Rights Offering, and (ii) Support Parties have agreed to enter into this Agreement.

         In consideration of the premises, the Support Parties do hereby jointly and severally agree as follows:

         SECTION 1.       Support Obligations.

         (a) Promptly upon notice from Bank to the Support Parties that Company has not provided evidence to Bank that a Successful Rights Offering has been completed prior to the Required Completion Date, Support Parties unconditionally agree to purchase from Company, and Company unconditionally agrees to sell to Support Parties, a sufficient number of shares of Company's common stock, at a cash purchase price per share equal to the [average closing bid price of Company's common stock during the ten (10) days immediately proceeding such notice], in order for Company to complete a Successful Rights Offering. (As used in this Agreement, the term "Required Completion Date" shall mean the earlier to occur of: (ii) an Event of Default which has not been
cured or waived in writing by Bank, or (ii) the Target Date.   As used in this
Agreement, the term "Target Date" shall mean August 27, 1998; provided that, if Company elects to extend the Termination Date in accordance with the terms and conditions of the Credit Agreement to August 27, 1999, "Target Date" shall mean January 31, 1999.)

         (b) Bank shall have the right in addition to such other remedies as may be available to it by virtue of the occurrence of any Event of Default, to injunctive relief to enforce this Agreement and none of Support Parties, or their employees, attorneys, agents or representatives shall urge that such remedy is not appropriate under the circumstances, it being expressly acknowledged by each of the Support Parties that such action shall cause the Bank irreparable damage for which legal remedies are inadequate to protect the Bank. It shall not be necessary for Bank to first enforce any of its rights and remedies under the Credit Agreement, in order to enforce this Agreement. This Agreement is intended to be an irrevocable, absolute, continuing agreement. This Agreement may not be revoked by Support Parties, or any of them, and shall continue to be effective with respect to any of the Obligation arising or created after any attempted revocation by Support Parties, or any of them, and after any Support Party's death (in which event this Agreement shall be binding upon such Support Party's estate and such Support Party's legal representatives and heirs).

         (c) The fact that at any time or from time to time the Obligation may be increased, reduced or paid in full prior to shall not release, discharge or reduce the obligations of Support Parties, or any of them, hereunder. This Agreement may be enforced by Bank and any subsequent holder of the Obligation, and may be enforced by Company (acting alone or together with Bank or any such holder), and shall not be discharged by the assignment or negotiation of all or part of the Obligation, or by any amendment, modification, waiver, release or other action with respect to the Credit Agreement or the Loan Papers (none of which shall require notice to or consent by any of Support Parties), it being intended by Support Parties that their obligations under this Agreement be continuing and irrevocable.

         SECTION 2. Representations and Warranties. Each Support Party hereby represents and warrants as follows:

         (a) This Agreement is the legal, valid and binding obligation of such Support Party, and is enforceable in accordance with its terms;
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         (b)     The value of the consideration received and to be received by
Company and such Support Party in connection with Bank's entering into the Credit Agreement is reasonably worth at least as much as the liability and obligations of such Support Party hereunder, and the incurrence of such liability and obligations in return for such consideration may reasonably be expected to benefit such Support Party, directly or indirectly.

         SECTION 3. Term. This Agreement is a continuing agreement which shall remain in effect until the full, final and indefeasible payment of the Obligation after the Termination Date.

         SECTION 4. Amendments; No Waiver; Remedies. No amendment or waiver of any provision of this Agreement nor consent to any departure by any of the Support Parties therefrom shall in any way be effective unless the same shall be consented to in writing and signed by Bank. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided under the Credit Agreement or by law or in equity.

         SECTION 5. Notice. Unless specifically otherwise provided, any approval, consent, demand, notice, request or other communication under this Agreement to any party under this agreement or to Company or to Bank must be in writing (which may be by facsimile transmission if a facsimile number is provided herein for such party and if, without affecting the date such facsimile transmission was actually made, subsequently confirmed by delivery or mailing in accordance with this paragraph) to be effective and shall be deemed to have been given on the day actually delivered or, if mailed, on the third Business Day after it is enclosed in an envelope, addressed to the party to be notified, properly stamped, sealed and deposited in the appropriate postal service. Until changed by notice pursuant hereto, the address (and facsimile number, if any) for each party is set forth below:

Richard E. Rainwater or John Goff:    Company or Gerald Haddock:       Bank:
---------------------------------     -------------------------        ----
777 Main Street, Suite 2700           c/o Crescent Operating, Inc.     NationsBank of Texas, N.A.
Fort Worth, Texas 76102               777 Main Street, Suite 2100      500 West Seventh Street, 13th Floor
                                      Fort Worth, Texas 76102          Fort Worth, Texas 76102
                                                                       Attn:  Mr. Cary Conwell

         SECTION 6. Successors and Assigns. This Agreement shall be binding upon the each of the parties hereto, and their successors and assigns, and shall inure to the benefit of and be enforceable by Company and by Bank and their successors and assigns.

         SECTION 7. Governing Law. This Agreement is a contract made under and shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the State of Texas.

         SECTION 8. Multiple Counterparts. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                                          /s/ RICHARD E. RAINWATER
                                          ------------------------------------
                                          RICHARD E. RAINWATER

                                          /s/ JOHN GOFF
                                          ------------------------------------
                                          JOHN GOFF

                                          /s/ GERALD HADDOCK
                                          ------------------------------------
                                          GERALD HADDOCK


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The foregoing Support Agreement is hereby accepted
as of the date first above written:

BANK:

NATIONSBANK OF TEXAS, N.A.


By: /s/ TIMOTHY W. MCKINNEY
   -----------------------------------------------
   Timothy W. McKinney, Senior Vice President


COMPANY:

CRESCENT OPERATING, INC.


By: /s/ JEFF STEVENS
   -----------------------------------------------
   Jeff Stevens, Vice President and Secretary





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